UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 24, 2006
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Massachusetts (State or other jurisdiction of incorporation or organization)	04-2746201 (I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED AUGUST 24, 2006

Item 8.01     Other Events
     On August 24, 2006, Progress Software Corporation issued a press release announcing the filing of a shareholder derivative complaint regarding an alleged option backdating scheme in which the directors and certain current and former executive officers of Progress are alleged to have been involved. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated August 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2006	Progress Software Corporation
	By:	/s/ Norman R. Robertson
Senior Vice President, Finance and
Administration and Chief Financial Officer